AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act
  FUNDS:
    (This checklist can be found in Excel at l:\cheklist\funds.xls)

  This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

  Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


    ----------------------------------------------------------------------------
Issuer: Curagen/CRGN                   Fund(s) List below
                                       (please use GIM2 acronyms or proper
                                       fund names)
Offering Date: 11/15/2000              No. of Securities Offered:     4,000,000
                                       (# of shares or # of bonds)

Affiliated Broker:  MS&Co.             Price Per Unit:                    $42.25
    ----------------------------------------------------------------------------

The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:


  Total Units Offered:  4,000,000
  Price per                 42.25
  Unit:
  10% of Total Offering: 16,900,000.00


  40-Act     Units            Offer          Total           Selling Broker
  Fund       To Buy           Price          Value


  *SEE LEGEND

  00071281            0            42.25                     $0
  00071928            0            42.25                     $0
  00081087       20,900            42.25               $883,025       LEHM
  255                 0            42.25                     $0
  391486         25,500            42.25               $866,125       DAIN
  391548          2,200            42.25                $92,950       TWPT
  391822              0            42.25                     $0
  391822         30,600            42.25             $1,292,850       LEHM/TWPT
  52297           1,700            42.25                $71,825       BEST
  8716              200            42.25                 $8,450       DAIN
  89902549            0            42.25                     $0
  89902551            0            42.25                     $0
  ESTF0004        4,100            42.25               $173,225       BEST
  JL50                0            42.25                     $0
  JU3I            1,300            42.25                $54,925       DAIN
  MTEC            3,300            42.25               $139,425       BEST
  PRINAGGR        6,300            42.25               $266,175       PRUDENTIAL
                                                                      SECURITIES
  PRINCON           300            42.25                $12,675       THOMAS
                                                                      WEISEL
                                                                      PARTNERS
  PRINLCV             0            42.25                     $0
  PRINPART        1,200            42.25                $50,700       PRUDENTIAL
                                                                      SECURITIES
  PRINSCG             0            42.25                      $0
  UFEG            3,000            42.25                $126,750      DAIN
  UFTECH          1,600            42.25                $67,600       TWPT
  --------------------------------
  Total     97,200
  Shares
  Total Purchased by                        $4,106,700
  all 40-Act Funds
  Total % of Deal                              2.43%
  Purchased by all Funds
    ----------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)

    *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO


AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act
  FUNDS:
    (This checklist can be found in Excel at l:\cheklist\funds.xls)

  This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

  Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


    ----------------------------------------------------------------------------
Issuer: Optical Communication          Fund(s) List below
        Products/OCPI                  (please use GIM2 acronyms or proper
                                       fund names)
Offering Date: 11/03/2000              No. of Securities Offered:     10,500,000
                                       (# of shares or # of bonds)

Affiliated Broker:  MS&Co.             Price Per Unit:                    $11.00
    ----------------------------------------------------------------------------

The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:


  Total Units Offered:      10,500,000
  Price per                      11.00
  Unit:
  10% of Total Offering: 11,550,000.00


  40-Act             Units            Offer             Total     Selling Broker
  Fund              To Buy           Price             Value


  *SEE LEGEND

  00071281          9,000            11.00          $99,000           JPMS
  00071928              0            11.00               $0
  00081087         63,000            11.00         $693,000           PIPR
  255                 400            11.00           $4,400           PIPR
  391486           61,900            11.00         $680,900           SNDV
  391548            6,800            11.00          $74,800           JPMS
  391822            7,700            11.00          $84,700           JPMS
  391829           57,400            11.00         $631,400           JPMS
  52297             5,100            11.00          $56,100           JPMS
  8716                500            11.00           $5,500           JPMS
  89902549          7,400            11.00          $81,400           JPMS
  89902551         25,400            11.00         $279,400           WARR
  ESTF0004         12,600            11.00         $138,600           WARR
  JL50                800            11.00           $8,800           WARR
  JU3I              2,600            11.00          $28,600           WARR
  MTEC              6,900            11.00          $75,900           WARR
  PRINAGGR         19,200            11.00         $211,200      Warburg Dillin
                                                                 Read
  PRINCON             900            11.00           $9,900      Warburg Dillin
                                                                 Read
  PRINLCV               0            11.00               $0
  PRINPART          3,600            11.00          $39,600      Warburg Dillin
                                                                 Read
  PRINSCG             200            11.00           $2,200      Warburg Dillin
                                                                 Read
  UFEG              9,100            11.00         $100,100           WARR
  UFTECH            3,300            11.00          $36,300           JPMS
  -----------------------
  Total           303,800
  Shares
  Total Purchased by                        $3,341,800
  all 40-Act Funds
  Total % of Deal                                 2.89%
  Purchased by all Funds
    ----------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)

    *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

AFFILIATED UNDERWRITING CHECKLIST FOR 40-Act
  FUNDS:
    (This checklist can be found in Excel at l:\cheklist\funds.xls)

  This Checklist must be completed in order to ensure compliance with the 40-Act requirements applicable to participations in affiliated underwritings for 40-Act funds. Please complete this Checklist immediately after participating in an affiliated underwriting on behalf of each 40-Act Fund and forward it to Lauren Teetsel in the New York Compliance Department for review, record-keeping and reporting purposes. The Compliance Department in New York must receive this Checklist from all MSDWIM offices that engage in affiliated underwriting transactions for the 40-Act Funds they manage.

  Note: A red herring prospectus must be included with the Checklist and a final prospectus must be forwarded to the New York Compliance Department for regulatory record retention purposes.


    ----------------------------------------------------------------------------
Issuer: Transmeta                      Fund(s) List below
                                       (please use GIM2 acronyms or proper
                                       fund names)
Offering Date: 11/06/2000              No. of Securities Offered:     13,000,000
                                       (# of shares or # of bonds)

Affiliated Broker:  MS&Co.             Price Per Unit:                    $21.00
    ----------------------------------------------------------------------------

The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                  YES      NO
    ----------------------------------------------------------------------------
 1  Are the securities being offered pursuant to a firm commitment
     underwriting?                                                 X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 2  Will transaction be executed away from Morgan Stanley Dean Witter and not allocated to Morgan Stanley Dean Witter
    if it is a "pot trde"?                                         X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 3  Has the executing dealer represented that Morgan Stanley
    Dean Witter will not receive compensation in connection
    with the transaction?                                          X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 4  Will the securities be purchased at not more than the public offering price and no later than the close of the first full
    business day on which any sales are made?                      X
    ----------------------------------------------------------------------------
                                                                  YES      NO
    ----------------------------------------------------------------------------
 5  Is the commission or spread to be received by the
    underwriters reasonable and fair compared to that
    received in comparable transactions?                           X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 6  If not a municipal issuer, has the issuer
    (including predecessors)been in continuous operation
    for at least three years?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 7  If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized
    Statistical Rating Organization, or (2) if the issuer
    has less than three (3) years of continuous operations,
    does the issue have one of the three highest
    ratings from one such rating organization?                               X
    ----------------------------------------------------------------------------
                                                           YES      NO       N/A
    ----------------------------------------------------------------------------
 8  If the transaction is intended for a third-party
    40-Act Fund, has it adopted affiliated underwriting
    procedures that permit it to engage in
    this transaction?                                       X
    ----------------------------------------------------------------------------
                                                                     YES      NO
    ----------------------------------------------------------------------------
 9  Is the total principal amount of securities purchased by
    MSDWIM/MAS for all 40-Act Funds no more than 10%
    of the total offering?                                            X
    -----------------

    ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

    SHOW CALCULATION HERE:


  Total Units Offered:      13,000,000
  Price per                      21.00
  Unit:
  10% of Total Offering: 27,300,000.00


  40-Act             Units            Offer             Total     Selling Broker
  Fund              To Buy           Price             Value


  *SEE LEGEND

  00071281            600            21.00          $12,600           COWN
  00071928              0            21.00               $0
  00081087          4,200            21.00          $88,200           SBSH
  255                   0            21.00               $0
  391486            4,000            21.00          $84,000           DBKS
  391548              400            21.00           $8,400           MONT
  391822              500            21.00          $10,500           MONT
  391829            3,700            21.00          $77,700           DBKS
  52297               300            21.00           $6,300           MONT
  8716                  0            21.00               $0
  89902549            500            21.00          $10,500           MONT
  89902551          1,600            21.00          $33,600           COWN
  ESTF0004            800            21.00          $16,800           COWN
  JL50                100            21.00           $2,100           SBSH
  JU3I                200            21.00           $4,200           COWN
  MTEC                400            21.00           $8,400           SBSH
  PRINAGGR          1,200            21.00          $25,200      Montgomery
                                                                 Securities
  PRINCON             100            21.00           $2,100      Deutsche Bank
  PRINLCV               0            21.00               $0
  PRINPART            200            21.00           $4,200      Salomon Smith
                                                                 Barney
  PRINSCG               0            21.00               $0
  UFEG                600            21.00          $12,600           MONT
  UFTECH              200            21.00           $4,200           DBKS
  -----------------------
  Total            19,600
  Shares
  Total Purchased by                            $411,600
  all 40-Act Funds
  Total % of Deal                                 0.15%
  Purchased by all Funds
    ----------------------------------------------------------------------------

                                                                  YES         NO
    ----------------------------------------------------------------------------
10  Has a copy of this completed checklist been forwarded to
    Lauren Teetsel in MSDWIM Compliance?                           X
    ----------------------------------------------------------------------------



    /Phillip Friedman/
    Portfolio Manager's or designee's Signature

    **************************************
    MSDWIM Compliance*:                                             YES      NO

    ----------------------------------------------------------------------------
11  Has a copy of this  Checklist  been  forwarded to
    Chase Global Fund Services (fax# 617-557-8610)
    for MSDWIM-sponsored 40-Act Funds and to the
    appropriate outside administrators for third-party Funds?
    ----------------------------------------------------------------------------

    * Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)

    *LEGEND

    GIMS ACRONYM   ACCOUNT NAME

    00071281       MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
    00071928       MSDWIF - VALUE EQUITY PORTFOLIO
    00081087       MSDWIF - EQUITY GROWTH PORTFOLIO
    255            LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
    *391486        MSDW GROWTH FUND
    *391548        MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
    *391822        MSDW TAX MANAGED GROWTH FUND
    52297          VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
    8716           CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
    89902549       MSDWIF -  FOCUS EQUITY PORTFOLIO
    89902551       VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
    ESTF0004       ENDEAVOR ASSET ALLOCATION PORTFOLIO
    JL50           VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
    JU31           SUNAMERICA
    MTEC           MSDWIF - TECHNOLOGY PORTFOLIO
    PRINAGGR       PRINCIPAL AGGRESSIVE GROWTH FUND
    PRINCON        PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
    PRINLCV        PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
    PRINSCG        PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
    PRINPART       PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
    UFEG           UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
    UFTECH         UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO


-------------------------------------------------------------------------------
Issuer: KPMG Consulting Inc./KCIN   Fund(s) List below
                                    (please use GIM2 acronyms or
                                    proper fund names)
Offering Date: 02/07/2001           No. of Securities Offered: 112,035,000
                                    (# of shares or # of bonds)

Affiliated Broker: MS&Co.           Price Per Unit:                $18.00
-------------------------------------------------------------------------------

The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities          [   ] Offered in an  Eligible Foreign Offering

                                                                       YES    NO
--------------------------------------------------------------------------------
1   Are the securities  being offered pursuant to a  firm commitment
     underwriting?                                                      X
    ---------------------------------------------------------------------------
                                                                       YES    NO
    -----------------------------------------------------------------  --------
2   Will transaction be executed away from Morgan Stanley Dean Witter and not  allocated to Morgan Stanley Dean Witter if
    it is a "pot trade"?                                               X
    ----------------------------------------------------------------------------
                                                                       YES    NO
    ----------------------------------------------------------------------------
3   Has the executing dealer represented that Morgan Stanley Dean Witter will
    not receive compensation in connection with the transaction?        X
    ----------------------------------------------------------------------------
                                                                       YES    NO
    ----------------------------------------------------------------------------
4   Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day
    on which any sales are made?                                        X
    ---------------------------------------------------------------------------
                                                                       YES    NO
    ----------------------------------------------------------------------------
5   Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable
    transactions?                                                       X
    ----------------------------------------------------------------------------
                                                                YES    NO    N/A
    ----------------------------------------------------------------------------
6   If not a municipal issuer, has the issuer ( including predecessors)
    been in continuous operation for at least three years?       X
    ---------------------------------------------------------------------------
                                                                YES    NO    N/A
    ----------------------------------------------------------------------------
7 If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization,
    or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest
    ratings from one such rating organization?                                X
    ----------------------------------------------------------------------------
                                                                YES    NO    N/A
    ----------------------------------------------------------------------------
8   If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures that permit it to engage in
    this transaction?                                            X
    ----------------------------------------------------------------------------
                                                                      YES     NO
    ----------------------------------------------------------------------------
9   Is the total principal amount of securities purchased by MSDWIM/MAS
    for all 40-Act Funds no more than 10% of the total offering?       X
    --------------------
      ** Do not include offshore funds (i.e. SICAVs) in this calculation.**

SHOW CALCULATION HERE:

Total Units Offered:                     112,035,000
Price per Unit:                                18.00
10% of Total Offering:                201,663,000.00


40-Act            Units          Offer         Total        Selling Broker
Fund             To Buy        Price Value

*SEE LEGEND

00071281           6,800         18.00        $122,400         MLCO
00071928                         18.00              $0
00081087          40,200         18.00        $723,600         MLCO
255                  300         18.00          $5,400         BEST
391486            39,600         18.00        $712,800         LEHM
391548             4,300         18.00         $77,400         GSCO
391822             5,300         18.00         $95,400         GSCO
391829            35,200         18.00        $633,600         JPMS
52297              3,400         18.00         $61,200         BEST
8716                 300         18.00          $5,400         BEST
89902549           4,800         18.00         $86,400         JPMS
89902551          16,400         18.00        $295,200         BEST
ESTF0004           7,700         18.00        $138,600         BEST
JL50                 700         18.00         $12,600         BEST
JU3I               1,600         18.00         $28,800         BEST
MTEC               3,400         18.00         $61,200         LEHM
PRINAGGR          12,500         18.00        $225,000         Bear Stearns
PRINCON              700         18.00         $12,600         Lehman Bros
PRINLCV              200         18.00          $3,600         Lehman Bros
PRINPART           2,500         18.00         $45,000         Bear Stearns
PRINSCG              100         18.00          $1,800         Bear Stearns
UFEG               6,100         18.00        $109,800         LEHM
UFTECH             2,000         18.00         $36,000         BEST
-------------------------------------------------------
Total Shares     194,100
Total Purchased by all 40-Act Funds             $3,493,800
Total % of Deal Purchased by all Funds               0.17%
--------------------------------------------------------------------------------

                                                                   YES        NO
-------------------------------------------------------------------------------
 10   Has a copy of this completed checklist been forwarded to Lauren Teetsel
      in MSDWIM Compliance?                                         X
      --------------------------------------------------------------------------

      Portfolio Manager's or designee's Signature

      **************************************
      MSDWIM Compliance*:                                          YES        NO
      -------------------------------------------------------------------------
 11 Has a copy of this Checklist been forwarded to Chase Global Fund Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and to the appropriate outside administrators for third-party Funds?
      ------------------------------------------------------------------------

* Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


*LEGEND

GIMS ACRONYM       ACCOUNT NAME

00071281           MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
00071928           MSDWIF - VALUE EQUITY PORTFOLIO
00081087           MSDWIF - EQUITY GROWTH PORTFOLIO
255                LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
*391486            MSDW GROWTH FUND
*391548            MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
*391822            MSDW TAX MANAGED GROWTH FUND
52297              VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
8716               CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
89902549           MSDWIF -  FOCUS EQUITY PORTFOLIO
89902551           VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
ESTF0004           ENDEAVOR ASSET ALLOCATION PORTFOLIO
JL50               VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
MTEC               MSDWIF - TECHNOLOGY PORTFOLIO
PRINAGGR           PRINCIPAL AGGRESSIVE GROWTH FUND
PRINCON            PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
PRINLCV            PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
PRINSCG            PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
PRINPART           PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
UFEG               UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
UFTECH             UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

* Dean Witter Adviser's Funds





--------------------------------------------------------------------------------
Issuer: Riverstone Betworks Inc./RSTN    Fund(s) List below
                                         (please use GIM2 acronyms or
                                         proper fund names)
Offering Date: 02/15/2001                No. of Securities Offered: 10,000,000
                                         (# of shares or # of bonds)

Affiliated Broker: MS&Co.                Price Per Unit: $12.00
--------------------------------------------------------------------------------

The securities to be purchased are:  Check One

[X]Registered under the Securities Act of 1933 [ ] Eligible Rule 144A securities

[ ] Municipal Securities            [ ] Offered in an  Eligible Foreign Offering

                                                                    YES       NO
--------------------------------------------------------------------------------
  1   Are the securities  being offered pursuant to a  firm commitment
       underwriting?                                                X
      --------------------------------------------------------------------------
                                                                    YES       NO
      --------------------------------------------------------------------------
  2   Will transaction be executed away from Morgan Stanley Dean Witter and not  allocated to Morgan Stanley Dean Witter if
      it is a "pot trade"?                                          X
      --------------------------------------------------------------------------
                                                                    YES       NO
      --------------------------------------------------------------------------
  3   Has the executing dealer represented that Morgan Stanley Dean Witter will not receive compensation in connection with
      the transaction?                                               X
      -------------------------------------------------------------------------
                                                                    YES       NO
      --------------------------------------------------------------------------
  4 Will the securities be purchased at not more than the public offering price and no later than the close of the first full business day
      on which any sales are made?                                   X
      --------------------------------------------------------------------------
                                                                    YES       NO
      --------------------------------------------------------------------------
  5   Is the commission or spread to be received by the underwriters reasonable and fair compared to that received in comparable
      transactions?                                                  X
      -------------------------------------------------------------------------
                                                              YES     NO     N/A
      --------------------------------------------------------------------------
  6   If not a municipal issuer, has the issuer ( including predecessors)
      been in continuous operation for at least three years?   X
      --------------------------------------------------------------------------
                                                              YES     NO     N/A
      --------------------------------------------------------------------------
  7 If a municipal issuer, (1) does the issue have an investment grade rating from at least one Nationally Recognized Statistical Rating Organization, or (2) if the issuer has less than three (3) years of continuous operations, does the issue have one of the three highest
      ratings from one such rating organization?                             X
      --------------------------------------------------------------------------
                                                              YES     NO     N/A
      --------------------------------------------------------------------------
  8 If the transaction is intended for a third-party 40-Act Fund, has it adopted affiliated underwriting procedures that permit it to engage in
      this transaction?                                        X
      --------------------------------------------------------------------------
                                                                    YES       NO
      --------------------------------------------------------------------------
  9   Is the total principal amount of securities purchased by MSDWIM/MAS
      for all 40-Act Funds no more than 10% of the total offering?   X

** Do not include offshore funds (i.e. SICAVs) in this calculation.**

SHOW CALCULATION HERE:

Total Units Offered:                10,000,000
Price per Unit:                          12.00
10% of Total Offering:           12,000,000.00


40-Act Fund       Units           Offer             Total         Selling Broker
                 To Buy        Price Value

*SEE LEGEND

00071281           200              12.00          $2,400          MLCO
00071928                            12.00              $0
00081087           800              12.00          $9,600          MLCO
255                 50              12.00            $600          BEST
391486             800              12.00          $9,600          LEHM
391548             100              12.00          $1,200          GSCO
391822             100              12.00          $1,200          GSCO
391829             700              12.00          $8,400          JPMS
52297              100              12.00          $1,200          BEST
8716                50              12.00            $600          BEST
89902549           100              12.00          $1,200          JPMS
89902551           300              12.00          $3,600          BEST
ESTF0004           200              12.00          $2,400          BEST
JL50                50              12.00            $600          BEST
JU3I                50              12.00            $600          BEST
MTEC               100              12.00          $1,200          LEHM
PRINAGGR           300              12.00          $3,600          Bear Stearns
PRINCON             50              12.00            $600          Lehman Bros
PRINLCG             50              12.00            $600
PRINLCV                             12.00              $0          Lehman Bros
PRINPART           100              12.00          $1,200          Bear Stearns
PRINSCG             50              12.00            $600          Bear Stearns
UFEG               200              12.00          $2,400          LEHM
UFTECH              50              12.00            $600          BEST
----------------------------------------------------------
Total Shares     4,500
Total Purchased by all 40-Act Funds           $54,000
Total % of Deal Purchased by all Funds          0.05%
----------------------------------------------------------

                                                                    YES       NO
-------------------------------------------------------------------------------
 10   Has a copy of this completed checklist been forwarded to Lauren Teetsel
      in MSDWIM Compliance?                                          X
      --------------------------------------------------------------------------
      Portfolio Manager's or designee's Signature

      **************************************
      MSDWIM Compliance*:                                            YES      NO
      --------------------------------------------------------------------------
 11 Has a copy of this Checklist been forwarded to Chase Global Fund Services (fax# 617-557-8610) for MSDWIM-sponsored 40-Act Funds and to the appropriate outside administrators for third-party Funds?
      --------------------------------------------------------------------------

* Compliance personnel at the MSDWIM office executing these trades is responsible for ensuring that the appropriate outside administrator receives a copy of the Checklist (Chase for proprietary funds)


*LEGEND

GIMS ACRONYM       ACCOUNT NAME

00071281           MSDWIF - SMALL COMPANY GROWTH PORTFOLIO
00071928           MSDWIF - VALUE EQUITY PORTFOLIO
00081087           MSDWIF - EQUITY GROWTH PORTFOLIO
255                LSA VARIABLE SERIES TRUST - FOCUSED EQUITY FUND
*391486            MSDW GROWTH FUND
*391548            MSDW SELECT DIMENSIONS GROWTH PORTFOLIO
*391822            MSDW TAX MANAGED GROWTH FUND
52297              VAN KAMPEN SERIES FUND INC. - EQUITY GROWTH FUND
8716               CIGNA CHARTER LARGE COMPANY STOCK GROWTH FUND
89902549           MSDWIF -  FOCUS EQUITY PORTFOLIO
89902551           VAN KAMPEN SERIES FUND INC. -  FOCUS EQUITY FUND
ESTF0004           ENDEAVOR ASSET ALLOCATION PORTFOLIO
JL50               VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND
MTEC               MSDWIF - TECHNOLOGY PORTFOLIO
PRINAGGR           PRINCIPAL AGGRESSIVE GROWTH FUND
PRINCON            PRINCIPAL ASSET ALLOCATION FUND - CONCENTRATED
PRINILCG           PRINCIPAL FUNDS, INC. - PARTNERS LARGECAP GROWTH FUND, INC.
PRINLCV            PRINCIPAL ASSET ALLOCATION FUND - LARGE CAP VALUE
PRINSCG            PRINCIPAL ASSET ALLOCATION FUND - SMALL CAP GROWTH
PRINPART           PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND
UFEG               UNIVERSAL INSTITUTIONAL FUNDS INC. - EQUITY GROWTH PORTFOLIO
UFTECH             UNIVERSAL INSTITUTIONAL FUNDS INC. - TECHNOLOGY PORTFOLIO

* Dean Witter Adviser's Funds